                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)

                                   ----------

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                     DATE OF REPORTING PERIOD: JULY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                       The Advisors' Inner Circle Fund II

                             Champlain Mid Cap Fund
                          Champlain Small Company Fund

                                  Annual Report
                                  July 31, 2010

                               Investment Adviser:

                       Champlain Investment Partners, LLC

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                TABLE OF CONTENTS

Shareholders' Letter.......................................................    1
Top Ten Common Stock Holdings .............................................   13
Schedules of Investments...................................................   15
Statements of Assets and Liabilities ......................................   24
Statements of Operations ..................................................   25
Statements of Changes in Net Assets........................................   26
Financial Highlights.......................................................   28
Notes to Financial Statements..............................................   30
Report of Independent Registered Public Accounting Firm ...................   40
Trustees and Officers of the Advisors' Inner Circle Fund II................   42
Disclosure of Fund Expenses................................................   50
Notice to Shareholders.....................................................   52

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Dear Shareholders,

Please find below the recent and long-term performance for both the Champlain Small Company Fund and the Champlain Mid Cap Fund.

                PERFORMANCE FOR THE PERIODS ENDING JULY 31, 2010*

                                         SINCE
                                         FUND'S
                  6 MONTHS   1-YEAR   INCEPTION**
                  --------   ------   -----------
CIPSX               5.53%    13.61%      36.87%
Russell 2000        8.79     18.43       10.67
CIPMX               5.03     14.31        0.19
Russell Mid Cap     8.60     23.21      - 6.60

*    Returns have not been annualized.

**   Champlain Small Company Fund inception date: 11/30/04
     Champlain MidCap Fund inception date: 06/30/08

Your funds' weak relative returns over the past year are consistent with a period when the shares of low return on invested capital and low quality companies outperform. While most portfolio managers would never admit to owning low quality companies, our factor analysis of the prior year for both the small and mid cap benchmarks makes a strong case that low quality companies outperformed sharply. Our factor analysis also confirms that the same low quality factors that heavily influenced the benchmarks' returns over the past year, dominated for the time period between November 28, 2008 and April 31, 2010 shown on the chart below:

(Chart Image: "Top ROIC Quintile Minus Bottom Quintile" from 11/1/98 to 7/31/10 is not available in filing.)

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Our tenure managing a small cap strategy extends back before the start of the above chart which illustrates historical periods since 1998 when low return companies noticeably outperformed high return companies (the periods circled by red dots when the blue line slopes down). And our tenure managing a mid cap strategy goes all the way back to the spring of 2004. During each period when low return companies outperformed, the strategies we managed at that time underperformed in a similar relative degree to the most recent period for your funds.

While the chart clearly indicates high return companies have produced a compelling long-term advantage over low return companies, investors clearly remain intrigued by the trading opportunity in low return and low quality companies. Although the above chart strongly argues that patient long-term investors should crowd into high return companies and ignore the low return companies, many investors continue to be seduced by the potential trading profits from timing the cycle of low return/low quality outperformance. History suggests a good many investors may also have been trained to place enormous faith in policy makers and to embrace risk when the policy makers seem determined to kick start economic growth by making credit both widely available and inexpensive, particularly for Wall Street speculators.

However, we believe there is a limit to how much overall debt our economy can support. We also suspect that the overall debt level for most consumers remains too high, and that it has become increasingly difficult for the Federal Reserve to create economic growth with easy monetary policy. In fact, we think the odds are rising that renewed attempts to ignite growth with further quantitative easing (electronically creating money, the modern day equivalent of printing new money) may have damaging unintended consequences. Some thoughtful economists have argued recently that creating what has essentially become free money to enable renewed growth of consumption and to subsidize the financial system may actually be doing the overall economy more harm than good by penalizing savers and misallocating resources. Importantly, it may not be unwillingness by large banks to lend, but a reluctance to borrow that is holding back the economy today. We suspect the "good old days" when easy money, tax credits, and other gimmicks were used to quickly resurrect demand may have passed. Accordingly, we think there is heightened risk associated with owning low quality and credit dependent companies.

Our purpose for discussing the current economic conditions and economic policy in this and previous shareholder letters has always been to help our shareholders understand the economic risks, the threats to the capital markets, and the relative

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

performance of your two funds. We also want you to understand that our investment approach is not designed to switch gears between high risk (cyclical, low return, and low quality) and low risk (non-cyclical, high return, and high quality) companies. Instead, our approach is consistent and grounded in the philosophy that wealth is most likely to compound over time at a competitive pace with ownership of reasonably valued high return companies that consistently and reliably produce profits and cash flow that is returned to shareholders or reinvested in the business at a high rate of return. To be sure though, the time we have spent thinking about the macro picture has been helpful over the years. It has enabled us to largely avoid the great capital destruction caused by the tech wreck in the early part of the last decade and more recently by the whole credit market debacle for much of the housing-related ecosystem.

Unlike our Small Company Fund letters from the middle of the past decade when most stocks generally looked expensive to us and nobody seemed to care about the macro risks we worried about; a good many investors are now focused solely on the macro risks while the valuations for many high quality stocks look quite reasonable to us. Indeed, at a time when individual investors are fleeing stocks as evidenced by recent net outflows from domestic equity mutual funds, we are becoming more encouraged about the long-term opportunities in consistent and reliable growth companies. Certainly we face tough economic conditions and big challenges, and tough policy choices lie ahead; but a thoughtful debate has developed recently about what ails the economy and what are the best policy steps for addressing these problems. Perhaps the country will not need to wait for another serious crisis before policy makers take sound action. If Congress and the Obama Administration outlined a credible long-term deficit reduction plan and promoted some meaningful pro-growth initiatives (e.g. workforce retraining, curtailed the regulatory burden and employment related costs for small businesses, tax breaks on capital gains tied to startup companies, sound population growth with an inspired immigration policy, and directed fiscal spending to infrastructure projects that would pay long-term dividends and help make the economy more efficient); our economy could begin the transition away from reckless consumption and an unhealthy dependence on credit. Perhaps this year's mid-term elections will turnover Congress and kick start this process. Admittedly, our thinking may seem wishful if not downright Pollyannaish, but we're reluctant to join the growing herd of bears and be discouraged. Still, we certainly appreciate that the risk of a serious policy mistake is unusually high at this time as policy makers struggle to deal with a structurally weak economy during an election year.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Despite our willingness to comment on the macro-economic backdrop, most of our attention and daily activities are designed to help us identify and understand which companies have high potential to generate meaningful discretionary cash flow that could be returned to shareholders or reinvested in a manner that increases the equity value of the business. Importantly, we only want to buy companies when we perceive the shares are trading at a discount to our estimate of the net present value of those future cash flows. We risk adjust our forecasted cash flow, placing a premium on the most reliable companies that currently generate healthy cash flow relative to their reported earnings. We are quite reluctant to hold positions in companies once the shares are trading above our estimate of their Fair Value.

We would also like to take this opportunity to share with you some of the work we have done internally and sourced externally to evaluate the soundness of our sector factors and the resulting industry biases. A study done for us by Cirrus Research and our own internal analysis strongly suggests to us that the small and mid cap consumer staples companies as a group have a clear long-run advantage over the small and mid cap consumer discretionary companies as a group. While this advantage wasn't apparent in the 2003-2007 period when consumers were extracting equity from their homes and shopping at the mall for sport as a result of their unprecedented access to easy credit, the staples generally still held up relatively well. We strongly suspect, though, that the next several years or more are going to look a lot like the decades before consumers had such easy access to credit, an extended period when the staples stocks handily outperformed the discretionary names. Given our perennial bias for the dependable staples companies and the overweight both strategies have in consumer staples and the underweight both strategies have in consumer discretionary, we are encouraged by the historical precedence of prolonged dominance by the staples.

Another study conducted for us by Cirrus Research shows that within the small cap technology sector, software companies have handily outperformed hardware over the last several decades. This also is reassuring given our sector factor bias for software and services over hardware as well as the Small Company Fund's current overweight of the software industry.

We have also completed some initial work to help us understand the mortality or business failure rate for various sectors and industries. We are encouraged to see that the results substantially affirm our industry biases for the consumer, financial, health care and technology sectors and our perennial exclusion of the telecom sector. The work offers some support for our idea that certain well-diversified industrial manufacturers may be almost as reliable and dependable a business

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

(hard to break) as the consumer staples companies. We have also invested in an effort to better understand our "slugging percentage." This work has provided us with a valuable tool that should help us to evaluate how well we concentrate our weights. We look forward to sharing more with you about the above topics and other process related thoughts in future letters.

PORTFOLIO DISCUSSION

CONSUMER

Among the consumer stocks, our small positions in American Public Education and Apollo Group have underperformed as industry critics and federal regulators have waged an assault on the for-profit schools. Both companies have relatively low levels of student loan default rates and are not threatened by the new loan default regulations. Both companies offer investors and students a terrific value proposition. It will be interesting to see how policy morphs if the education witch hunt is extended to the not-for-profit schools where in addition to federal student loan aid, state support for university budgets is common. No doubt there are instances of abuse in the for-profit education industry, but the schools operated by the companies we own provide the vast majority of their students (e.g. working adults who are not well-served by the relaxed 4-year dormitory/frat house lifestyle of the not-for-profit schools) legitimate access to a solid return on their investment - if they work hard. As for outcomes, to compare the for-profit with the not-for-profit schools is an apples to oranges comparison since few valedictorians or fortunate kids would choose an online college over an Ivy League school. And we are not sure what the baseline outcome should look like for each of these distinctly different sets of schools. In a competitive economy; the failure rate in college, particularly for non-traditional schools, ought to be high. If we don't risk some meaningful degree of failure (dropouts and defaults on student loans), we're going to forsake too many positive outcomes for most of those who otherwise do not have access to traditional college.

Amongst our staples holdings, we continue to like the beautiful business of beauty. As of the time we wrote this letter, Alberto-Culver was our largest consumer position in the Small Company Fund and Avon Products was our largest consumer name in the Mid Cap Fund. Our valuation discipline had us harvest significant gains from Estee Lauder and eliminate Hershey since our last letter. Similar to Avon, Energizer Holdings is extremely well-positioned internationally. We also recently started a new position for the Mid Cap Fund in Church & Dwight, a former holding of the Small Company Fund. Among the food stocks we own, we are encouraged by the recent merger between Lance and

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Snyder's of Hanover. Smart Balance has been a big disappointment for us, but we remain optimistic that management will continue to build a valuable franchise in buttery spreads and dairy products. We do not know of any nutritional supplements or ingredients that enjoy as much of an endorsement from the medical community as do the Omega 3 and Omega 6 fatty acids that Smart Balance incorporates into their products as a substitute for less healthy oils and fats. We believe Carl Icahn's recently acquired nearly 14% stake in Hain Celestial has focused management's attention. Although we, too, have had frank discussions and correspondence about capital allocation, operating performance and governance with Hain's CEO, Irwin Simon, we continue to believe shareholders would be better served if Hain's Board of Directors included more executives with food industry and/or healthy living expertise.

FINANCIALS

In both funds, we remain underweighted in the banking industry, despite the Federal Reserve making the cost of deposits practically zero. We continue to believe there is reasonable potential for the housing industry to double dip causing many homes to drop another 10% - 15% in value. Few bear markets take a straight path down. We do not think most banks are sufficiently reserved for such an event or the collateral economic damage this would cause. In an era of deleveraging, we also question the overall growth prospects for the domestic banking industry. Commercial Property and Casualty (P&C) insurance stocks look quite attractive to us though, and we are meaningfully overweight this group for both funds. Although pricing in the industry remains weak, few of our insurance holdings are trading materially above book value, despite terrific track records for profitable underwriting. While the vast majority of the community and regional banks have little exposure to international growth, the P&C insurance industry is more global in nature and international growth will potentially help utilize or "consume" the current surplus of capital in the industry as well as provide new organic growth prospects for many of our holdings. Finally, should the Federal Reserve ever succeed in igniting sustainable economic growth or inflation, the P&C insurers we own should be able to grow their investment income nicely by reinvesting the maturities from their investment portfolios into higher yielding securities. With the duration of their investment portfolios typically only about 4 - 5 years, annual maturities will be meaningful.

We continue to look for financial franchises like Morningstar that do not employ leverage or proprietary trading to generate profits. We own Morningstar in both funds and remain encouraged about the company's potential to gain share in the credit rating industry. Subsequent to July 31, 2010, we started a position in MSCI

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

for the Mid Cap Fund. MSCI provides decision making tools and analytics for investors and equity index products. This former holding for the Small Company Fund recently acquired Risk Metrics (portfolio analytics and proxy services) and we expect the combined company to yield tremendous cost savings and generate meaningful cross selling opportunities as a result of the merger.

ENERGY

With respect to the energy sector, the moratorium against drilling in the Gulf of Mexico is likely to accelerate the day when global production falls short of global demand. We think the Deepwater Horizon disaster suggests long-lived domestic oil reserves have become more valuable. We are surprised, though, that this disaster was not a catalyst for a broad outcry to develop a national energy policy that promoted domestic reserves and natural gas. Although both Funds are slightly overweight this sector, we will likely view material weakness in energy stock prices caused by lower commodity prices as an opportunity to increase our exposure to long-lived domestic oil reserves and the energy service companies that will benefit from the tighter markets for oil we foresee in the coming years.

INDUSTRIALS & MATERIALS

Although we continue to favor highly reliable and consistent commercial services companies such as ABM Industries, Copart, Landstar System, Ritchie Bros. Auctioneers, Republic Services, and Waste Connections, we have also continued to build up positions in well-managed companies that make highly engineered products for a diverse group of end markets. These diversified companies have historically done a good job of portfolio management - deploying excess capital away from the slower growing mature businesses toward acquisitions or new product development focused on faster growing opportunities. In addition to consistent operational excellence, they excel at acquiring products and customers that are adjacent to existing products and customers. Given our $3 billion market cap guideline for the Small Company Fund, we will likely own more of these companies for the Mid Cap Fund. Indeed, we consider Roper Industries, Ametek, and increasingly IDEX Corp. to be prime examples of this type of industrial company. In the Small Company Fund, Brady Corp. and Gardner Denver are taking many of the right steps needed to join this group of high-performing portfolio managers. We have always appreciated the reliable nature of the filtration industry due to its high level of after-market sales. We have also watched the filtration industry consolidate over the years. Indeed, we continue to have exposure to filtration with CLARCOR in the Small Company Fund and Pall Corp. in the Mid Cap Fund. The pump industry also presents similar after-market

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

and consolidation opportunities for investors and we are watchful for good opportunities to increase your funds' exposure to pumps beyond IDEX, Roper, ITT, and Gardner Denver.

HEALTH CARE

Health care has proven to be more challenged in this economic cycle than we anticipated. Still, we find many of the consistent growth companies in this sector to be undervalued. We continue to expect the secular demographic trend of an aging domestic population and strong international growth to more than offset near-term cyclical and political pressures. To be sure, our investment in Myriad Genetics has proven to be premature. Although economic pressures have curtailed demand for expensive genetic cancer tests like Myriad's, we continue to believe such tests help oncologists determine the best course of treatment and help improve outcomes and reduce the overall cost of patient care. We also expect mergers and acquisitions to help put a floor under the valuations of the franchises we own. We were encouraged by Covidien's recent acquisition of ev3 and Merck AG's recent buyout of Millipore, a producer of filters and growth media for the biotechnology industry.

TECHNOLOGY

We used the recent market weakness since April to build our software positions in both funds. With Oracle, IBM, SAP, and other large technology companies actively pursuing software acquisitions; we expect the industry to continue to consolidate at a healthy pace. In the Mid Cap Fund, the rapid prototyping simulation software from Ansys enables companies in nearly every industry to bring better products to market faster. After acquiring Mint.com and mobile payments technology, Intuit is poised to leverage its already strong accounting and tax franchises into an even more powerful online/mobile financial platform. Informatica and NetApp help businesses manage their growing deluge of data. Concur Technologies helps large and increasingly small and medium sized companies manage their travel expenses. In the Small Company Fund, we are meaningfully overweight the software industry. We have never seen such a smorgasbord of fundamentally strong and reasonably valued small cap software companies. Over time, we expect our sell discipline, buyouts and new information will help us shrink this list of names.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

Although we have often expressed our appreciation for the opportunity to manage your assets, we are truly grateful and humbled by the opportunity to shepherd part of your capital through these most interesting times. Given the compelling relative value we see in high quality consistent growth companies, we will remain vigilant for opportunities to further high-grade your funds' holdings.

Sincerely,


/s/ Scott T. Brayman

Scott T. Brayman, CFA

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

                      DEFINITION OF THE COMPARATIVE INDICES

THE RUSSELL MIDCAP INDEX measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

Growth of a $10,000 Investment

                      AVERAGE ANNUAL TOTAL RETURNS FOR YEAR
                              ENDED JULY 31, 2010*

One Year        Annualized
 Return    Inception to Date**
--------   -------------------
 14.31%           0.09%

                               (PERFORMANCE GRAPH)

    Initial        Champlain    Frank Russell
Investment Date   MidCap Fund    MidCap Index
---------------   -----------   -------------
6/30/08             $10,000        $10,000
Jul 08              $10,400        $ 9,746
Jul 09              $ 8,764        $ 7,580
Jul 10              $10,019        $ 9,340

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON JUNE 30, 2008.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND,
 UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
  EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN
    LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 10.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010

Growth of a $10,000 Investment

                      AVERAGE ANNUAL TOTAL RETURNS FOR YEAR
                              ENDED JULY 31, 2010*

One Year   Three Year   Five Year        Annualized
 Return      Return       Return    Inception to Date**
--------   ----------   ---------   -------------------
 13.61%      -0.28%       4.10%            5.70%

                               (PERFORMANCE GRAPH)

    Initial       Champlain Small   Frank Russell
Investment Date     Company Fund      2000 Index
---------------   ---------------   -------------
11/30/04              $10,000          $10,000
Jul 05                $11,198          $10,811
Jul 06                $11,344          $11,270
Jul 07                $13,805          $12,636
Jul 08                $14,252          $11,788
Jul 09                $12,048          $ 9,345
Jul 10                $13,687          $11,067

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON NOVEMBER 30, 2004.

  THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF
   FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF
DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND,
 UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND
  EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN
    LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 10.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

                         TOP TEN COMMON STOCK HOLDINGS*

Waste Connections...........................   2.54%
Avon Products...............................   2.49%
WR Berkley..................................   2.48%
Ralcorp Holdings............................   2.48%
Northern Trust..............................   2.39%
Roper Industries............................   2.39%
Clorox......................................   2.39%
IHS, Cl A...................................   2.33%
Willis Group Holdings.......................   2.32%
HCC Insurance Holdings......................   2.20%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010

                         TOP TEN COMMON STOCK HOLDINGS*

Waste Connections...........................   2.84%
Alberto-Culver..............................   2.34%
AptarGroup..................................   2.22%
IDEX........................................   2.20%
Sensient Technologies ......................   2.01%
CLARCOR.....................................   1.93%
Healthcare Realty Trust ....................   1.87%
ABM Industries..............................   1.83%
Flowers Foods...............................   1.79%
John Wiley & Sons, Cl A.....................   1.78%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN CHART.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Consumer Staples         19.4%
Health Care              19.0%
Industrials              16.7%
Financials               14.3%
Information Technology   12.6%
Energy                    8.5%
Materials                 5.0%
Short-Term Investments    2.9%
Consumer Discreationary   1.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.


SCHEDULE OF INVESTMENTS
COMMON STOCK ++ -- 96.5%

                                                        SHARES          VALUE
                                                     ------------   ------------
CONSUMER DISCRETIONARY -- 1.6%
   Apollo Group, Cl A * ..........................         16,500   $    761,145
   Tupperware Brands .............................         10,000        393,900
                                                                    ------------
                                                                       1,155,045
                                                                    ------------
CONSUMER STAPLES -- 19.3%
   Avon Products .................................         56,500      1,758,845
   Brown-Forman, Cl B ............................         18,000      1,137,780
   Church & Dwight ...............................         10,500        695,835
   Clorox ........................................         26,000      1,686,880
   Energizer Holdings * ..........................         25,000      1,538,000
   Estee Lauder, Cl A ............................          6,000        373,500
   Flowers Foods .................................         18,000        436,140
   HJ Heinz ......................................         29,000      1,289,920
   Kellogg .......................................         19,000        950,950
   McCormick .....................................         18,000        707,940
   Molson Coors Brewing, Cl B ....................         31,000      1,395,310
   Ralcorp Holdings * ............................         30,000      1,752,000
                                                                    ------------
                                                                      13,723,100
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                        SHARES          VALUE
                                                     ------------   ------------
ENERGY -- 8.4%
   Chesapeake Energy .............................         23,500   $    494,205
   Denbury Resources * ...........................         59,000        934,560
   National Oilwell Varco ........................         15,000        587,400
   PetroHawk Energy * ............................         12,000        189,240
   Pioneer Natural Resources .....................         12,000        695,040
   SandRidge Energy * ............................         40,000        236,000
   Superior Energy Services * ....................         36,000        820,440
   Ultra Petroleum * .............................         19,000        805,030
   Whiting Petroleum * ...........................         14,000      1,232,140
                                                                    ------------
                                                                       5,994,055
                                                                    ------------
FINANCIALS -- 14.2%
   Alleghany * ...................................          3,700      1,110,814
   HCC Insurance Holdings ........................         59,500      1,554,140
   Invesco .......................................         47,000        918,380
   Morningstar * .................................         23,500      1,057,735
   MSCI, Cl A * ..................................         12,000        387,240
   Northern Trust ................................         36,000      1,691,640
   Willis Group Holdings .........................         53,500      1,637,100
   WR Berkley ....................................         65,000      1,755,650
                                                                    ------------
                                                                      10,112,699
                                                                    ------------
HEALTH CARE -- 18.9%
   Allergan ......................................         15,500        946,430
   Beckman Coulter ...............................         23,500      1,077,005
   Bio-Rad Laboratories, Cl A * ..................         10,000        888,000
   Cephalon * ....................................         17,000        964,750
   CR Bard .......................................         14,500      1,138,685
   Gen-Probe * ...................................         27,000      1,214,190
   Hologic * .....................................         68,000        961,520
   Laboratory Corp of America Holdings * .........         13,000        948,740
   Life Technologies * ...........................         34,500      1,483,155
   Mettler Toledo International * ................          3,500        408,800
   Myriad Genetics * .............................         28,500        413,535
   ResMed * ......................................         10,500        689,745
   St. Jude Medical * ............................         24,000        882,480
   West Pharmaceutical Services ..................         24,000        872,160

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE -- CONTINUED
   Zimmer Holdings * .............................         10,500   $    556,395
                                                                    ------------
                                                                      13,445,590
                                                                    ------------
INDUSTRIALS -- 16.6%
   AMETEK ........................................         33,500      1,483,045
   Copart * ......................................         17,500        637,700
   IDEX ..........................................         29,500        949,015
   ITT ...........................................         25,000      1,178,000
   L-3 Communications Holdings ...................          7,000        511,280
   Landstar System ...............................         14,000        567,560
   Pall ..........................................         18,000        688,320
   Republic Services .............................         35,500      1,131,030
   Ritchie Bros Auctioneers ......................         18,000        334,980
   Roper Industries ..............................         27,000      1,687,500
   Verisk Analytics, Cl A * ......................         28,000        831,320
   Waste Connections * ...........................         47,000      1,793,990
                                                                    ------------
                                                                      11,793,740
                                                                    ------------
INFORMATION TECHNOLOGY -- 12.6%
   Ansys * .......................................         18,000        809,100
   Concur Technologies * .........................         12,000        555,360
   Gartner * .....................................         23,500        591,495
   IHS, Cl A * ...................................         26,000      1,646,060
   Informatica * .................................         42,500      1,280,525
   Intuit * ......................................         33,000      1,311,750
   National Instruments ..........................         27,500        877,250
   Paychex .......................................         35,500        922,645
   Solera Holdings ...............................         10,000        379,800
   Western Union .................................         35,000        568,050
                                                                    ------------
                                                                       8,942,035
                                                                    ------------
MATERIALS -- 4.9%
   AptarGroup ....................................         32,000      1,378,240
   Ecolab ........................................         28,500      1,393,935

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                 CHAMPLAIN
                                                                   MID CAP FUND
                                                                   JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                        SHARES/
                                                      FACE AMOUNT       VALUE
                                                     ------------   ------------
MATERIALS -- CONTINUED
   Nalco Holding .................................         30,500   $    743,895
                                                                    ------------
                                                                       3,516,070
                                                                    ------------
   TOTAL COMMON STOCK
      (Cost $61,847,804) .........................                    68,682,334
                                                                    ------------
REPURCHASE AGREEMENT -- 2.8%
   Morgan Stanley
      0.090%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $2,028,105
      (collateralized by a U.S. Treasury
      Obligation, par value $1,896,421, 4.500%,
      08/15/39, with a total market value
      $2,068,656)
      (Cost $2,028,090) ..........................   $  2,028,090      2,028,090
                                                                    ------------
TOTAL INVESTMENTS-- 99.3%
   (Cost $63,875,894) ............................                  $ 70,710,424
                                                                    ============

++   PERCENTAGES ARE BASED ON NET ASSETS OF $71,205,177.

*    NON-INCOME PRODUCING SECURITY.

CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010


SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR CHART)

Health Care              18.2%
Information Technology   17.7%
Industrials              17.4%
Financials               15.1%
Consumer Staples         12.3%
Consumer Discretionary    6.7%
Energy                    5.5%
Materials                 5.5%
Short-Term Investments    1.6%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS

COMMON STOCK ++ -- 98.4%

                                                        SHARES          VALUE
                                                     ------------   ------------
CONSUMER DISCRETIONARY -- 6.7%
   American Public Education * ...................        145,000   $  6,475,700
   John Wiley & Sons, Cl A .......................        295,000     11,617,100
   K12 * .........................................        220,000      5,731,000
   Matthews International, Cl A ..................        225,000      8,124,750
   Panera Bread, Cl A * ..........................         37,000      2,893,770
   Tractor Supply ................................         37,500      2,606,625
   Tupperware Brands .............................        150,000      5,908,500
                                                                    ------------
                                                                      43,357,445
                                                                    ------------
CONSUMER STAPLES -- 12.3%
   Alberto-Culver ................................        520,000     15,220,400
   Del Monte Foods ...............................        815,000     11,312,200
   Flowers Foods .................................        480,000     11,630,400
   Hain Celestial Group * ........................        445,000      9,371,700
   Lancaster Colony ..............................        110,000      5,711,200
   Lance .........................................        335,000      7,078,550
   Ruddick .......................................        325,000     11,521,250
   Smart Balance * ...............................        670,000      2,559,400

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                        SHARES          VALUE
                                                     ------------   ------------
CONSUMER STAPLES -- CONTINUED
   WD-40 .........................................        145,000   $  5,272,200
                                                                    ------------
                                                                      79,677,300
                                                                    ------------
ENERGY -- 5.5%
   Gulfport Energy * .............................        220,000      2,873,200
   Oil States International * ....................         15,000        689,100
   Penn Virginia .................................         75,000      1,425,000
   Resolute Energy * .............................        335,000      3,986,500
   Rosetta Resources * ...........................        150,000      3,310,500
   SandRidge Energy * ............................      1,080,000      6,372,000
   SM Energy .....................................        110,000      4,556,200
   Superior Energy Services * ....................        405,000      9,229,950
   TETRA Technologies * ..........................        330,000      3,438,600
                                                                    ------------
                                                                      35,881,050
                                                                    ------------
FINANCIALS -- 15.1%
   Alleghany * ...................................         22,000      6,604,840
   Allied World Assurance Holdings ...............        225,000     11,209,500
   Argo Group International Holdings .............        245,000      7,629,300
   Arthur J Gallagher ............................        220,000      5,592,400
   Brown & Brown .................................        370,000      7,407,400
   First Mercury Financial .......................        263,000      3,013,980
   First Midwest Bancorp .........................        220,000      2,767,600
   HCC Insurance Holdings ........................        225,000      5,877,000
   Healthcare Realty Trust .......................        520,000     12,204,400
   Morningstar * .................................        220,000      9,902,200
   National Interstate ...........................        150,000      3,346,500
   Navigators Group * ............................        220,000      9,378,600
   UMB Financial .................................        265,000      9,969,300
   Waddell & Reed Financial, Cl A ................        150,000      3,574,500
                                                                    ------------
                                                                      98,477,520
                                                                    ------------
HEALTH CARE -- 18.2%
   American Medical Systems Holdings * ...........        370,000      8,273,200
   athenahealth * ................................        235,000      6,525,950
   Bio-Rad Laboratories, Cl A * ..................         98,000      8,702,400

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                        SHARES          VALUE
                                                     ------------   ------------
HEALTH CARE -- CONTINUED
   Genomic Health * ..............................        225,000   $  2,900,250
   Gen-Probe * ...................................        185,000      8,319,450
   Immucor * .....................................        222,000      4,266,840
   Integra LifeSciences Holdings * ...............        235,000      8,490,550
   Luminex * .....................................        370,000      6,023,600
   Martek Biosciences * ..........................        260,000      5,379,400
   Masimo ........................................        235,000      5,423,800
   MedAssets * ...................................        295,000      6,905,950
   Meridian Bioscience ...........................        220,000      4,226,200
   Myriad Genetics * .............................        335,000      4,860,850
   NuVasive * ....................................        185,000      6,062,450
   SonoSite * ....................................        150,000      4,387,500
   SurModics * ...................................        110,000      1,443,200
   Techne ........................................         97,000      5,664,800
   Teleflex ......................................        111,000      6,290,370
   VCA Antech * ..................................        220,000      4,584,800
   West Pharmaceutical Services ..................        265,000      9,630,100
                                                                    ------------
                                                                     118,361,660
                                                                    ------------
INDUSTRIALS -- 17.4%
   ABM Industries ................................        550,000     11,935,000
   Brady, Cl A ...................................        385,000     10,706,850
   CLARCOR .......................................        335,000     12,569,200
   Copart * ......................................        150,000      5,466,000
   CoStar Group * ................................        205,000      8,985,150
   Gardner Denver ................................        110,000      5,584,700
   IDEX ..........................................        445,000     14,315,650
   Landstar System ...............................        220,000      8,918,800
   Ritchie Bros Auctioneers ......................        295,000      5,489,950
   UTi Worldwide .................................        225,000      3,287,250
   Wabtec ........................................        173,000      7,717,530
   Waste Connections * ...........................        485,000     18,512,450
                                                                    ------------
                                                                     113,488,530
                                                                    ------------
INFORMATION TECHNOLOGY -- 17.7%
   ArcSight * ....................................         98,000      2,450,980

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010


COMMON STOCK -- CONTINUED

                                                        SHARES          VALUE
                                                     ------------   ------------
INFORMATION TECHNOLOGY -- CONTINUED
   Ariba * .......................................        560,000   $  8,943,200
   Blackboard * ..................................        220,000      8,353,400
   Bottomline Technologies * .....................        312,000      4,421,040
   comScore * ....................................        275,000      5,447,750
   Concur Technologies * .........................        110,000      5,090,800
   Constant Contact * ............................        260,000      5,067,400
   Ebix * ........................................        295,000      4,899,950
   FARO Technologies * ...........................        150,000      3,085,500
   Informatica * .................................        260,000      7,833,800
   Jack Henry & Associates .......................        220,000      5,588,000
   MicroStrategy, Cl A * .........................         60,000      4,979,400
   National Instruments ..........................        295,000      9,410,500
   NeuStar, Cl A * ...............................        220,000      5,110,600
   NIC ...........................................        375,000      2,782,500
   Progress Software * ...........................        150,000      4,485,000
   SolarWinds * ..................................        335,000      4,629,700
   Solera Holdings ...............................        110,000      4,177,800
   Sourcefire * ..................................        150,000      3,201,000
   Ultimate Software Group * .....................        275,000      8,871,500
   Wright Express * ..............................        190,000      6,648,100
                                                                    ------------
                                                                     115,477,920
                                                                    ------------
MATERIALS -- 5.5%
   AptarGroup ....................................        335,000     14,428,450
   Sensient Technologies .........................        445,000     13,109,700
   Silgan Holdings ...............................        295,000      8,383,900
                                                                    ------------
                                                                      35,922,050
                                                                    ------------
   TOTAL COMMON STOCK
      (Cost $582,765,250) ........................                   640,643,475
                                                                    ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND
                                                                 JULY 31, 2010


REPURCHASE AGREEMENT -- 1.6%

                                                      FACE AMOUNT       VALUE
                                                     ------------   ------------
   Morgan Stanley
      0.090%, dated 07/30/10, to be repurchased on
      08/02/10, repurchase price $10,586,578
      (collateralized by a U.S. Treasury
      Obligation, par value $7,294,593, 10.625%,
      08/15/15, with a total market value
      $10,798,250) (Cost $10,586,499) ............   $ 10,586,499   $ 10,586,499
                                                                    ------------
TOTAL INVESTMENTS-- 100.0%
   (Cost $593,351,749) ...........................                  $651,229,974
                                                                    ============

++   PERCENTAGES ARE BASED ON NET ASSETS OF $651,324,667.

*    NON-INCOME PRODUCING SECURITY.

CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

                                                      CHAMPLAIN      CHAMPLAIN
                                                       MID CAP     SMALL COMPANY
                                                         FUND           FUND
                                                     -----------   -------------
ASSETS:
Investments, at value (Cost $63,875,894 and
   $593,351,749, respectively) ...................   $70,710,424    $651,229,974
Receivable for Capital Shares Sold ...............        42,559         666,580
Receivable for Investment Securities Sold ........       824,949       2,113,243
Receivable for Dividends and Interest ............        37,445         385,657
Prepaid Expenses .................................        12,457          14,796
                                                     -----------    ------------
   TOTAL ASSETS ..................................    71,627,834     654,410,250
                                                     -----------    ------------
LIABILITIES:
Payable for Investment Securities Purchased ......       284,672       1,823,258
Payable for Capital Shares Redeemed ..............        52,132         373,720
Payable due to Investment Adviser ................        41,215         475,575
Payable due to Distributor .......................        13,974         128,613
Payable due to Administrator .....................         4,818          43,830
Chief Compliance Officer Fees Payable ............           390           4,563
Payable due to Trustees ..........................           392           3,559
Other Accrued Expenses ...........................        25,064         232,465
                                                     -----------    ------------
   TOTAL LIABILITIES .............................       422,657       3,085,583
                                                     -----------    ------------
NET ASSETS .......................................   $71,205,177    $651,324,667
                                                     ===========    ============
NET ASSETS CONSIST OF:
Paid-in Capital ..................................   $61,202,721    $633,802,868
Accumulated Net Realized Gain (Loss) .............     3,167,926     (40,356,426)
Net Unrealized Appreciation on Investments .......     6,834,530      57,878,225
                                                     -----------    ------------
   NET ASSETS ....................................   $71,205,177    $651,324,667
                                                     ===========    ============
ADVISOR CLASS SHARES:
   Shares Issued and Outstanding
      (unlimited authorization -- no par value) ..     7,250,650      54,166,784
NET ASSET VALUE, Offering and Redemption Price
   Per Share .....................................   $      9.82    $      12.02
                                                     ===========    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 YEAR ENDED
                                                                 JULY 31, 2010

STATEMENTS OF OPERATIONS

                                                           CHAMPLAIN
                                              CHAMPLAIN      SMALL
                                               MID CAP      COMPANY
                                                FUND          FUND
                                             ----------   -----------
INVESTMENT INCOME
Dividends ................................   $  683,059   $ 6,559,535
   Less: Foreign Taxes Withheld ..........         (990)      (14,940)
Interest .................................        1,755        20,710
                                             ----------   -----------
      TOTAL INVESTMENT INCOME ............      683,824     6,565,305
                                             ----------   -----------
EXPENSES .................................      502,558     5,683,467
Investment Advisory Fees
Distribution Fees ........................      157,049     1,578,740
Administration Fees ......................       50,814       515,424
Trustees' Fees ...........................        1,520        15,081
Chief Compliance Officer Fees ............        1,203        11,375
Transfer Agent Fees ......................       94,315       863,362
Registration Fees ........................       22,883        39,856
Printing Fees ............................        8,389        84,773
Custodian Fees ...........................        5,913        48,215
Legal Fees ...............................        4,019        43,326
Audit Fees ...............................        3,816        34,807
Interest Expense .........................        1,156            --
Insurance and Other Expenses .............        4,578        22,398
                                             ----------   -----------
      TOTAL EXPENSES .....................      858,213     8,940,824
                                             ----------   -----------
      Recovery of Investment Advisory Fees
         Previously Waived (1) ...........        4,243            --
         Less: Advisory Fees Waived ......      (45,676)      (98,590)
      Fees Paid Indirectly (See Note 4) ..         (109)       (1,105)
                                             ----------   -----------
      NET EXPENSES .......................      816,671     8,841,129
                                             ----------   -----------
NET INVESTMENT LOSS ......................     (132,847)   (2,275,824)
                                             ----------   -----------
NET REALIZED GAIN ON INVESTMENTS .........    5,309,147    37,221,291
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS .........    2,088,111    43,036,201
                                             ----------   -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS ...........................    7,397,258    80,257,492
                                             ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ............................   $7,264,411   $77,981,668
                                             ==========   ===========

(1)  SEE NOTE 5 FOR ADVISORY FEES RECOVERED.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR          YEAR
                                                     ENDED         ENDED
                                                   JULY 31,       JULY 31,
                                                     2010           2009
                                                 ------------   -----------
OPERATIONS:
   Net Investment Income (Loss) ..............   $   (132,847)  $     2,264
   Net Realized Gain (Loss) on Investments ...      5,309,147      (927,352)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..........      2,088,111     4,677,766
                                                 ------------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS .............................      7,264,411     3,752,678
                                                 ------------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income .....................             --        (2,318)
   Net Realized Gain .........................     (1,081,022)           --
   Return of Capital .........................             --       (11,975)
                                                 ------------   -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ......     (1,081,022)      (14,293)
                                                 ------------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ....................................     40,227,422    48,032,223
   Reinvestment of Distributions .............      1,075,248        14,258
   Redeemed ..................................    (20,422,714)   (9,369,289)
                                                 ------------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS .....................     20,879,956    38,677,192
                                                 ------------   -----------
      TOTAL INCREASE IN NET ASSETS ...........     27,063,345    42,415,577
                                                 ------------   -----------
NET ASSETS:
   Beginning of Year .........................     44,141,832     1,726,255
                                                 ------------   -----------
   End of Year (including undistributed net
      investment income $0 and $0,
      respectively) ..........................   $ 71,205,177   $44,141,832
                                                 ============   ===========
SHARE TRANSACTIONS:
   Issued ....................................      4,151,006     6,137,431
   Reinvestment of Distributions .............        114,024         1,904
   Redeemed ..................................     (2,051,742)   (1,268,031)
                                                 ------------   -----------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .....................      2,213,288     4,871,304
                                                 ============   ===========

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR            YEAR
                                                     ENDED           ENDED
                                                    JULY 31,        JULY 31,
                                                      2010            2009
                                                 -------------   -------------
OPERATIONS:
   Net Investment Loss .......................   $  (2,275,824)  $  (1,444,354)
   Net Realized Gain (Loss) on Investments ...      37,221,291     (74,575,097)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..........      43,036,201      15,829,331
                                                 -------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..............      77,981,668     (60,190,120)
                                                 -------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Realized Gain .........................              --     (10,710,648)
   Return of Capital .........................              --          (4,648)
                                                 -------------   -------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ......              --     (10,715,296)
                                                 -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ....................................     158,868,532     347,999,140
   Reinvestment of Distributions .............              --      10,520,672
   Redeemed ..................................    (144,536,921)   (182,125,143)
                                                 -------------   -------------
   NET INCREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS .....................      14,331,611     176,394,669
                                                 -------------   -------------
      TOTAL INCREASE IN NET ASSETS ...........      92,313,279     105,489,253
                                                 -------------   -------------
NET ASSETS:
   Beginning of Year .........................     559,011,388     453,522,135
                                                 -------------   -------------
   End of Year (including undistributed net
      investment income $0 and $0,
      respectively) ..........................   $ 651,324,667   $ 559,011,388
                                                 =============   =============
SHARE TRANSACTIONS:
   Issued ....................................      13,651,602      36,085,384
   Reinvestment of Distributions .............              --       1,151,058
   Redeemed ..................................     (12,320,955)    (19,673,655)
                                                 -------------   -------------
   NET INCREASE IN SHARES OUTSTANDING FROM
      SHARE TRANSACTIONS .....................       1,330,647      17,562,787
                                                 =============   =============

AMOUNTS DESIGNATED AS "--" ARE $0 OR ZERO SHARES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                                  CHAMPLAIN
                                                                    MID CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                               YEAR       YEAR      PERIOD
                                               ENDED      ENDED      ENDED
                                             JULY 31,   JULY 31,   JULY 31,
                                               2010       2009      2008(1)
                                             --------   --------   --------
Net Asset Value, Beginning of Period .....   $  8.76    $ 10.40     $10.00
                                             -------    -------     ------
Income from Operations:
Net Investment Loss (2) ..................     (0.02)        --         --
Net Realized and Unrealized Gain (Loss) on
   Investments ...........................      1.27      (1.64)      0.40
                                             -------    -------     ------
Total from Operations ....................      1.25      (1.64)      0.40
                                             -------    -------     ------
Dividends and Distributions from:
   Net Investment Income .................        --         --*        --
   Net Realized Gains ....................     (0.19)        --         --
   Return of Capital .....................        --         --*        --
                                             -------    -------     ------
Total Dividends and Distributions ........     (0.19)        --*        --
                                             -------    -------     ------
Net Asset Value, End of Period ...........   $  9.82    $  8.76     $10.40
                                             =======    =======     ======
TOTAL RETURN + ...........................     14.31%    (15.73)%     4.00%
                                             =======    =======     ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....   $71,205    $44,142     $1,726
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements,
   excluding fees paid indirectly) .......      1.30%      1.30%      1.30%**
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements and
   fees paid indirectly) .................      1.30%      1.30%      1.30%**
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements and
   fees paid indirectly) .................      1.37%      1.59%      5.10%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets ....................     (0.21)%     0.01%      0.05%**
Portfolio Turnover Rate ..................        63%        55%         0%+++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+++  NOT ANNUALIZED.

(1)  COMMENCED OPERATIONS ON JUNE 30, 2008.

(2)  PER SHARE NET INVESTMENT LOSS CALCULATED USING AVERAGE SHARES.

*    AMOUNT REPRESENTS LESS THAN $0.01.

**   ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN SMALL
                                                                 COMPANY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                YEAR        YEAR        YEAR        YEAR        YEAR
                                                ENDED       ENDED       ENDED       ENDED       ENDED
                                              JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                                2010        2009        2008        2007        2006
                                              --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year ........   $  10.58    $  12.86    $  13.29    $  11.11    $ 11.18
                                              --------    --------    --------    --------    -------
Income (Loss) from Operations:
Net Investment Loss(1) ....................      (0.04)      (0.03)      (0.04)      (0.04)     (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments ............................       1.48       (2.00)       0.47        2.43       0.17(2)
                                              --------    --------    --------    --------    -------
Total from Operations .....................       1.44       (2.03)       0.43        2.39       0.15
                                              --------    --------    --------    --------    -------
Dividends and Distributions from:
Net Investment Income .....................         --          --          --          --      (0.01)
Net Realized Gains ........................         --       (0.25)      (0.86)      (0.21)     (0.21)
Return of Capital .........................         --          --*         --          --         --
                                              --------    --------    --------    --------    -------
Total Dividends and Distributions .........         --       (0.25)      (0.86)      (0.21)     (0.22)
                                              --------    --------    --------    --------    -------
Net Asset Value, End of Year ..............   $  12.02    $  10.58    $  12.86    $  13.29    $ 11.11
                                              ========    ========    ========    ========    =======
TOTAL RETURN + ............................      13.61%     (15.47)%      3.24%      21.69%      1.30%
                                              ========    ========    ========    ========    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands) .......   $651,325    $559,011    $453,522    $243,122    $48,410
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements,
   excluding fees paid indirectly) ........       1.40%       1.40%       1.41%       1.41%      1.41%
Ratio of Expenses to Average Net Assets
   (including waivers, reimbursements and
   fees paid indirectly) ..................       1.40%       1.40%       1.40%       1.40%      1.40%
Ratio of Expenses to Average Net Assets
   (excluding waivers, reimbursements and
   fees paid indirectly) ..................       1.42%       1.45%       1.42%       1.49%      2.26%
Ratio of Net Investment Loss to Average Net
   Assets .................................      (0.34)%     (0.33)%     (0.35)%     (0.33)%    (0.22)%
Portfolio Turnover Rate ...................         42%         48%         65%         69%        94%

+ TOTAL RETURN IS FOR THE YEAR INDICATED AND HAS NOT BEEN ANNUALIZED. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE YEAR.

(1)  PER SHARE NET INVESTMENT LOSS CALCULATED USING AVERAGE SHARES.

(2) THE AMOUNT SHOWN FOR THE YEAR ENDED JULY 31, 2006 FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THAT YEAR BECAUSE OF THE TIMING OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

*    AMOUNT REPRESENTS LESS THAN $0.01.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with twenty eight funds. The financial statements herein are those of the Champlain Mid Cap Fund and Small Company Fund (the "Funds"). The investment objective of the Funds is capital appreciation. The Funds invests primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds currently offer Advisor Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

     recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust's Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2010, there were no fair valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

     Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at July 31, 2010:

     The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund's investments carried at value:

INVESTMENTS
IN SECURITIES        Level 1       Level 2     Level 3       Total
-------------     ------------   -----------   -------   ------------
CHAMPLAIN MID
   CAP FUND
   Common Stock   $ 68,682,334   $        --     $--     $ 68,682,334
   Repurchase
      Agreement             --     2,028,090      --        2,028,090
                  ------------   -----------     ---     ------------
                  $ 68,682,334   $ 2,028,090     $--     $ 70,710,424
                  ============   ===========     ===     ============
CHAMPLAIN SMALL
   COMPANY FUND
   Common Stock   $640,643,475   $        --     $--     $640,643,475
   Repurchase
      Agreement             --    10,586,499      --       10,586,499
                  ------------   -----------     ---     ------------
                  $640,643,475   $10,586,499     $--     $651,229,974
                  ============   ===========     ===     ============

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2010, there have been no significant changes to the Funds' fair value methodologies and there

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

     have been no significant transfers between Level 1 and Level 2 assets and liabilities.

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Trust adopted ASU No. 2010-6 on February 1, 2010. The adoption of ASU No. 2010-6 did not have any impact on the Trust's financial statements.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

     income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

     0.10% on the first $250 million of the Funds' average daily net assets; 0.08% on the next $250 million of the Funds' average daily net assets; and 0.06% on the Funds' average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the "Plan") for the Advisor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds' average net assets attributable to the Advisor Class Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2010, the Mid Cap Fund earned credits of $109, and the Small Company Fund earned credits of $1,105, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the "Adviser") serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund's average daily net assets, respectively. The Adviser has voluntarily agreed to limit the total expenses of the Advisor shares of the Mid Cap Fund and Small Company Funds' (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30% and 1.40% of the Funds' respective average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2010, the Adviser recaptured $4,243 of prior expense limitation reimbursements for the Mid Cap Fund. At July 31, 2010, the remaining amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses for the Mid Cap Fund and Small Company Fund was $122,632 and $386,954, respectively.

6. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2010, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

                                 PURCHASES        SALES
                               ------------   ------------
Champlain Mid Cap Fund         $ 55,111,038   $ 36,999,317
Champlain Small Company Fund    289,472,054    249,398,288

There were no purchases or sales of long-term U.S. Government securities for either fund.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

The following permanent differences are primarily attributable to net investment losses and investments in REITs and have been reclassified to/from the following accounts during the fiscal year ended July 31, 2010:

                        INCREASE IN        DECREASE IN
                     UNDISTRIBUTED NET   ACCUMULATED NET     DECREASE IN
                     INVESTMENT INCOME    REALIZED LOSS    PAID IN CAPITAL
                     -----------------   ---------------   ---------------
Mid Cap Fund             $  132,847         $(132,847)       $        --
Small Company Fund        2,275,824           (75,159)        (2,200,665)

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2010 and July 31, 2009 was as follows:

        ORDINARY      LONG-TERM    RETURN OF
         INCOME     CAPITAL GAIN    CAPITAL       TOTAL
       ----------   ------------   ---------   ----------
2010   $1,080,209       $813        $    --    $1,081,022
2009        2,318         --         11,975        14,293

The tax character of dividends and distributions for the Small Company Fund declared during the years ended July 31, 2010 and July 31, 2009 was as follows:

        ORDINARY      LONG-TERM    RETURN OF
         INCOME     CAPITAL GAIN    CAPITAL       TOTAL
       ----------   ------------   ---------   -----------
2010   $       --    $       --      $   --    $        --
2009    4,942,834     5,767,814       4,648     10,715,296

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

As of July 31, 2010, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                     MID CAP     SMALL COMPANY
                                      FUND           FUND
                                  ------------   -------------
Capital Loss Carryforwards        $         --   $(33,063,988)
Undistributed Ordinary Income        1,650,431             --
Undistributed Long-Term Capital
   Gain                              1,770,583             --
Unrealized Appreciation              6,581,442     50,585,787
                                  ------------   ------------
Total Distributable Earnings      $ 10,002,456   $ 17,521,799
                                  ============   ============

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

                      EXPIRES      AMOUNT
                     ---------   ----------
Small Company Fund   July 2017   10,846,420
                     July 2018   22,217,568

During the year ended July 31, 2010, the Mid Cap Fund utilized $1,346 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2010 were as follows:

                                      AGGREGATE      AGGREGATE
                                        GROSS          GROSS           NET
                        FEDERAL      UNREALIZED     UNREALIZED     UNREALIZED
                       TAX COST     APPRECIATION   DEPRECIATION   APPRECIATION
                     ------------   ------------   ------------   ------------
Mid Cap Fund         $ 64,128,982    $ 8,664,098   $ (2,082,656)   $ 6,581,442
Small Company Fund    600,644,187     80,431,763    (29,845,976)    50,585,787

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

8. OTHER:

At July 31, 2010, 90% of the total shares outstanding of Mid Cap Fund were held by three shareholders and 53% of the total shares outstanding of Small Company Fund were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of several individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. LINE OF CREDIT

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Champlain Mid Cap Fund participates in a $6.4 million uncommitted, senior secured line of credit and the Champlain Small Company Fund participates in a $39 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2011. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian's then-current prime-lending rate. During the year ended July 31, 2010, the Champlain Mid Cap Fund borrowed $6.4 million over a period of 8 days at an interest rate of 3.25%. As of July 31, 2010, there were no borrowings outstanding.

10. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Champlain Mid Cap Fund and Champlain Small Company Fund of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain Mid Cap Fund and Champlain Small Company Fund (two of the series constituting The Advisors' Inner Circle Fund II (the "Trust")) as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund of The Advisors' Inner Circle Fund II at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in period then ended, and the financial highlights for each of the years or periods therein, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

Philadelphia, Pennsylvania

September 27, 2010

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as

                                               TERM OF
                           POSITION(S)        OFFICE AND
NAME, ADDRESS,              HELD WITH         LENGTH OF
DATE OF BIRTH (1)           THE TRUST      TIME SERVED (2)
----------------------   ---------------   ---------------
INTERESTED                   Chairman        (Since 1991)
BOARD MEMBERS            of the Board of
ROBERT A. NESHER             Trustees
8/17/46

WILLIAM M. DORAN             Trustee         (since 1992)
1701 Market Street
Philadelphia, PA 19103
5/26/40

----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists the Trustees and Officers as of July 31, 2010.

                                    NUMBER OF
                                    FUNDS IN
                                  THE ADVISORS'
                              INNER CIRCLE FUND II
PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                  MEMBER            HELD BY BOARD MEMBER (3)
---------------------------   --------------------   ---------------------------
Currently performs various             28             Trustee of The Advisors'
services on behalf of SEI                             Inner Circle Fund, Bishop
Investments for which Mr.                              Street Funds, SEI Asset
Nesher is compensated.                               Allocation Trust, SEI Daily
                                                          Income Trust, SEI
                                                     Institutional International
                                                      Trust, SEI Institutional
                                                       Investments Trust, SEI
                                                        Institutional Managed
                                                       Trust, SEI Liquid Asset
                                                        Trust, SEI Tax Exempt
                                                       Trust, SEI Opportunity
                                                       Master Fund, L.P., SEI
                                                     Opportunity Fund, L.P., SEI
                                                      Global Master Fund, PLC,
                                                       SEI Global Assets Fund,
                                                     PLC, SEI Global Investments
                                                     Fund, PLC, SEI Investments
                                                        Global, Limited, SEI
                                                       Investments Global Fund
                                                       Services, Limited, SEI
                                                     Investments (Europe), Ltd.,
                                                     SEI Investments Unit Trust
                                                      Management (UK), Limited
                                                     and SEI Global Nominee Ltd.

Self-employed Consultant               28            Director of SEI Investments
since 2003. Partner,                                 Company and SEI Investments
Morgan, Lewis & Bockius LLP                             Distribution Co., SEI
(law firm) from 1976-2003,                             Investments Global Fund
counsel to the Trust, SEI,                            Services Global Limited,
SIMC, the Administrator and                           Trustee of The Advisors'
the Distributor. Secretary                            Inner Circle Fund, Bishop
of SEI Investments since                               Street Funds, SEI Asset
1978.                                                Allocation Trust, SEI Daily
                                                       Income Trust, SEI Index
                                                      Funds. SEI Institutional
                                                      International Trust, SEI
                                                      Institutional Investments
                                                      Trust, SEI Institutional
                                                      Managed Trust, SEI Liquid
                                                     Asset Trust, SEI Tax Exempt
                                                       Trust, SEI Investments
                                                        Global Fund Services
                                                      Limited, SEI Investments
                                                        Global, Limited, SEI
                                                        Investments (Europe),
                                                      Limited, SEI Investments
                                                       (Asia), Limited and SEI
                                                        Asset Korea Co., Ltd.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                            TERM OF
                          POSITION(S)     OFFICE AND
NAME, ADDRESS,             HELD WITH       LENGTH OF
DATE OF BIRTH(1)           THE TRUST    TIME SERVED (2)
-----------------------   -----------   ---------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee       (Since 1994)
4/12/31

GEORGE J. SULLIVAN, JR.     Trustee       (Since 1999)
11/13/42

BETTY L. KRIKORIAN          Trustee       (Since 2005)
1/23/43

CHARLES E. CARLBOM          Trustee       (Since 2005)
8/20/34

----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                    NUMBER OF
                                    FUNDS IN
                                  THE ADVISORS'
                              INNER CIRCLE FUND II
PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                  MEMBER            HELD BY BOARD MEMBER (3)
---------------------------   --------------------   ---------------------------
Attorney, Solo Practitioner            28            Trustee of The Advisors'
since 1994. Partner,                                 Inner Circle Fund, Bishop
Dechert, September 1987-                             Street Funds, Massachusetts
December 1993.                                       Health and Education
                                                     Tax-Exempt Trust, and U.S.
                                                     Charitable Gift Trust, SEI
                                                     Asset Allocation Trust, SEI
                                                     Daily Income Trust, SEI
                                                     Institutional International
                                                     Trust, SEI Institutional
                                                     Investments Trust, SEI
                                                     Institutional Managed
                                                     Trust, SEI Liquid Asset
                                                     Trust, SEI Tax Exempt
                                                     Trust, and SEI Alpha
                                                     Strategy Portfolios, L.P.

Chief Executive Officer,               28            Trustee of the Advisors'
Inc. Newfound Consultants,                           Inner Circle Fund, Bishop
Inc. since April 1997.                               Street Funds, State Street
General Partner, Teton                               Navigator Securities
Partners, L.P., June                                 Lending Trust, SEI Asset
1991-December 1996; Chief                            Allocation Trust, SEI Daily
Financial Officer, Nobel                             Income Trust, SEI
Partners, L.P., March                                Institutional International
1991-December 1996;                                  Trust, SEI Institutional
Treasurer and Clerk, Peak                            Investments Trust, SEI
Asset Management., since                             Institutional Managed
1991.                                                Trust, SEI Liquid Asset
                                                     Trust, SEI Tax Exempt
                                                     Trust, Director of SEI
                                                     Alpha Strategy Portfolios,
                                                     L.P., SEI Opportunity Fund,
                                                     L.P. and SEI Structured
                                                     Credit Fund, L.P., member
                                                     of the independent review
                                                     committee for SEI's
                                                     Canadian-registered mutual
                                                     funds.

Vice President Compliance,             28            Trustee of The Advisors'
AARP Financial Inc. from                             Inner Circle Fund and
2008 until July, 2010.                               Bishop Street Funds.
Self-Employed Legal and
Financial Services
Consultant since 2003.
Counsel to State Street
Bank Global Securities and
Cash Operations from 1995
to 2003.

Self-Employed Business                 28            Trustee of The Advisors'
Consultant, Business                                 Inner Circle Fund and
Project Inc. since 1997.                             Bishop Street Funds.
CEO and President, United                            Director of Oregon Transfer
Grocers Inc. from 1997 to                            Co.
2000.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                                                 TERM OF
                                      POSITION(S)               OFFICE AND
NAME, ADDRESS,                         HELD WITH                LENGTH OF
DATE OF BIRTH (1)                      THE TRUST               TIME SERVED (2)
-----------------           ------------------------------   -----------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON                     Trustee                (Since 2005)
3/1/42

JAMES K. DARR                           Trustee                (Since 2008)
8/17/44

OFFICERS

PHILIP T. MASTERSON                    President               (Since 2008)
3/12/64

MICHAEL LAWSON              Controller and Chief Financial     (Since 2005)
10/8/60                                 Officer

RUSSELL EMERY                  Chief Compliance Officer        (Since 2006)
12/18/62

----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                    NUMBER OF
                                    FUNDS IN
                                  THE ADVISORS'
                                  INNER CIRCLE
                                     FUND II
PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD      OTHER DIRECTORSHIPS HELD
DURING PAST 5 YEARS                  MEMBER              BY BOARD MEMBER (3)
-----------------------       --------------------   ---------------------------
Retired.                               28            Director, Federal
                                                     Agricultural Mortgage
                                                     Corporation. Trustee of the
                                                     Advisors' Inner Circle
                                                     Fund, and Bishop Street
                                                     Funds, SEI Asset Allocation
                                                     Trust, SEI Daily Income
                                                     Trust, SEI Institutional
                                                     International Trust, SEI
                                                     Institutional Investments
                                                     Trust, SEI Institutional
                                                     Managed Trust, SEI Liquid
                                                     Asset Trust, SEI Tax Exempt
                                                     Trust, and SEI Alpha
                                                     Strategy Portfolios, L.P.

CEO, Office of Finance, FHL            28            Director of Federal Home
Banks from 1992 to 2007.                             Loan Bank of Pittsburgh and
                                                     Manna, Inc. and Trustee of
                                                     the Advisors' Inner Circle
                                                     Fund and Bishop Street
                                                     Funds.

Managing Director of SEI              N/A            N/A
Investments since 2006.
Vice President and
Assistant Secretary of the
Administrator from 2004 to
2006. General Counsel of
Citco Mutual Fund Services
from 2003 to 2004. Vice
President and Associate
Counsel for the Oppenheimer
Funds from 2001 to 2003.

Director, SEI Investments,            N/A            N/A
Fund Accounting since July
2005. Manager, SEI
Investments AVP from April
1995 to February 1998 and
November 1998 to July 2005.

Chief Compliance Officer of           N/A            N/A
SEI Structured Credit Fund,
LP and SEI Alpha Strategy
Portfolios, LP since June
2007. Chief Compliance
Officer of SEI Opportunity
Fund, LP, SEI Institutional
Managed Trust, SEI Asset
Allocation Trust, SEI
Institutional International
Trust, SEI Institutional
Investments Trust, SEI
Daily Income Trust, SEI
Liquid Asset Trust and SEI
Tax Exempt Trust since
March 2006. Director of
Investment Product
Management and Development,
SEI Investments, since
February 2003. Senior
Investment Analyst, -
Equity team at SEI
Investments from March 2000
to February 2003.

----------
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                             TERM OF
                        POSITION(S)        OFFICE AND
NAME, ADDRESS,           HELD WITH         LENGTH OF
DATE OF BIRTH (1)        THE TRUST        TIME SERVED
-----------------   -------------------   ------------
OFFICERS

JOSEPH M. GALLO      Vice President and   (Since 2007)
4/29/73                  Secretary

CAROLYN F. MEAD      Vice President and   (Since 2005)
7/8/57                   Secretary

JAMES NDIAYE         Vice President and   (Since 2005)
9/11/68             Assistant Secretary

TIMOTHY D. BARTO     Vice President and   (Since 2000)
3/28/68             Assistant Secretary

MICHAEL BEATTIE        Vice President     (Since 2009)
3/13/65

ANDREW S. DECKER        AML Officer       (Since 2008)
8/22/63

----------
(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS
                                                                 JULY 31, 2010

                                    NUMBER OF
                                    FUNDS IN                    OTHER
                                  THE ADVISORS'             DIRECTORSHIPS
                              INNER CIRCLE FUND II             HELD BY
PRINCIPAL OCCUPATION(S)             OVERSEEN                    BOARD
DURING PAST 5 YEARS             BY BOARD MEMBER                 MEMBER
-----------------------       --------------------   ---------------------------
Attorney for SEI                       N/A                       N/A
Investments since 2007;
Associate Counsel, ICMA-RC
from 2004-2007. Assistant
Secretary of the
VantageTrust Company in
2007. Assistant Secretary
of the Vantagepoint Funds
from 2006-2007.
Investigator, U.S.
Department of Labor from
2002-2004.

Counsel at SEI Investments             N/A                       N/A
since 2007; Associate at
Stradley, Ronon, Stevens &
Young from 2004-2007;
Counsel at ING Variable
Annuities from 1999-2002.

Employed by SEI Investments            N/A                       N/A
Company since 2004. Vice
President, Deutsche Asset
Management from 2003-2004.
Associate, Morgan, Lewis &
Bockius LLP from 2000-2003.
Counsel, Assistant Vice
President, ING Variable
Annuities Group from
1999-2000.

General Counsel, Vice                  N/A                       N/A
President and Assistant
Secretary of SEI
Investments Global Funds
Services since 1999;
Associate, Dechert (law
firm) from 1997-1999;
Associate, Richter, Miller
& Finn (law firm) from
1994-1997.

Director of Client Services            N/A                       N/A
at SEI since 2004.

Compliance Officer and                 N/A                       N/A
Product Manager of SEI
Investments since 2005.
Vice President, Old Mutual
Capital from 2000 to 2005.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS


DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes --NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                                                 ENDING
                                 BEGINNING       ACCOUNT   ANNUALIZED   EXPENSES PAID
                               ACCOUNT VALUE     VALUE       EXPENSE        DURING
                                  02/01/10      07/31/10     RATIOS        PERIOD*
                               -------------   ---------   ----------   -------------
CHAMPLAIN MID CAP FUND
ACTUAL FUND RETURN                $1,000.00    $1,050.30      1.30%         $6.61
HYPOTHETICAL 5% RETURN            $1,000.00    $1,018.35      1.30%         $6.51
CHAMPLAIN SMALL COMPANY FUND
ACTUAL FUND RETURN                $1,000.00    $1,055.30      1.40%         $7.13
HYPOTHETICAL 5% RETURN            $1,000.00    $1,017.85      1.40%         $7.00

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND II                               CHAMPLAIN FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2010 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2010 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2010, the Funds are designating the following items with regard to distributions paid during the year.

                                                                   QUALIFYING
                                                                      FOR                                     SHORT-
                                                                   CORPORATE                                   TERM
                    LONG-TERM       ORDINARY                       DIVIDENDS     QUALIFYING    INTEREST       CAPITAL
                  CAPITAL GAIN       INCOME           TOTAL         RECEIVED      DIVIDEND      RELATED        GAIN
                  DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTION(1)    INCOME(2)   DIVIDEND(3)   DIVIDEND(4)
                  -------------   -------------   -------------   ------------   ----------   -----------   -----------
Champlain Mid
   Cap Fund            0.08%          99.92%         100.00%         23.72%        24.29%        0.05%        100.00%
Champlain Small
   Company Fund        0.00%           0.00%           0.00%          0.00%         0.00%        0.00%          0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

                                 CHAMPLAIN FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                  866-773-3238

                                    ADVISER:
                       Champlain Investment Partners, LLC
                               346 Shelburne Road
                            Burlington, Vermont 05401

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

          This information must be preceded or accompanied by a current prospectus for the Fund.


CSC-AR-001-0600

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                             2010                                                  2009
                     ---------------------------------------------------   ---------------------------------------------------
                                         All fees and     All other fees                       All fees and     All other fees
                                         services to     and services to                       services to     and services to
                       All fees and        service           service         All fees and        service           service
                     services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                     Trust that were         were        did not require   Trust that were         were        did not require
                       pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
                     ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)  Audit               $314,172           $1,377             N/A             $333,388            N/A               N/A
     Fees(1)

(b)  Audit-Related         N/A               N/A               N/A               N/A               N/A               N/A
     Fees

(c)  Tax Fees              N/A               N/A               N/A               N/A               N/A               N/A

(d)  All Other             N/A               N/A               N/A               N/A               N/A               N/A
     Fees (1)

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                      2010     2009
                     ------   ------
Audit-Related Fees   100.00%  100.00%
Tax Fees               0.00%    0.00%
All Other Fees         0.00%    0.00%

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and billed by E&Y for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ------------------------------
                                        Michael Lawson
                                        Treasurer, Controller and
                                        Chief Financial Officer

Date: October 8, 2010